UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2008
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On September 8, 2008, Post Apartment Homes, L.P. (the “Operating Partnership”) executed a Second Amendment (“Second Amendment”) to its Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Operating Partnership, Wachovia Bank, National Association, as Administrative Agent, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, National Association, SunTrust Bank and Sumitomo Mitsui Banking Corporation, as Co-Documentation Agents, and the financial institutions that are parties thereto and their assignees.
     The Second Amendment amends the minimum ratio of gross asset value of the Operating Partnership and all subsidiary guarantors to total gross asset value by: (1) calculating total gross asset value excluding assets that are owned by all subsidiaries and unconsolidated affiliates that are prohibited from guarantying debt of another entity pursuant to any agreement for secured debt and (2) raising the minimum ratio from 0.75:1.00 to 0.8:1.00. The Second Amendment also includes minor amendments to update and correct cross references. During the second quarter of 2008, seven additional direct and indirect subsidiaries of the Operating Partnership and Post Properties, Inc. (“Post Properties”) were added as guarantors under the Credit Agreement. In addition, in connection with the Second Amendment, nine additional direct and indirect subsidiaries of the Operating Partnership and Post Properties were added as guarantors under the Credit Agreement.
     The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.
10.1	Second Amendment, dated September 8, 2008, to Amended and Restated Credit Agreement, dated April 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2008
POST PROPERTIES, INC.
	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2008
POST APARTMENT HOMES, L.P.
	By:	POST GP HOLDINGS, INC.,
as General Partner

	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment, dated September 8, 2008, to Amended and Restated Credit Agreement, dated April 28, 2006.